UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

The Advisors' Inner Circle Fund

ACADIAN

Acadian Emerging Markets Portfolio
Acadian Emerging Markets Debt Fund

Annual Report **October 31, 2012**

Investment Adviser:
Acadian Asset Management LLC

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

The Funds file their complete schedules of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a portfolio voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-AAM-6161; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2012

Dear Shareholder:

We are pleased to present the annual report for the Acadian Emerging Markets Portfolio (the “Portfolio”). This commentary covers the twelve months from November 1, 2011 to October 31, 2012, focusing on the Portfolio’s performance and some of the conditions and decisions that impacted returns.

Portfolio Performance Review

For the year ended October 31, 2012, the Portfolio returned 4.74%, versus 2.98% for the MSCI Emerging Markets Index, a widely followed emerging markets benchmark. The Portfolio has changed its primary benchmark from the S&P/IFC Investable Composite to the MSCI Emerging Markets Index. The Adviser believes that the MSCI Emerging Markets Index, a commonly accepted industry benchmark, is a more appropriate benchmark for the Portfolio as it better represents the overall universe of emerging market securities.

Economic and Market Conditions

The past year has seen quite high variability in month-to-month emerging market equity returns, ultimately netting out to a positive full-year result. These economically sensitive markets often moved in tandem with investors’ expectations about the direction of global growth. Influential developments over the year included the ongoing European debt crisis and European leaders’ response to it, as well as China’s slowdown and the shifting health of the U.S. economy.

Late 2011 saw many emerging investors in a holding pattern as they awaited stronger signals of economic recovery prior to moving back more decisively into riskier assets. Sentiment improved as we moved into the first few months of 2012, only to weaken again as renewed alarm over Europe overshadowed generally solid corporate earnings. Markets then began another phase of expansion, driven in part by perceived progress on stabilizing European banks. Despite softening economic data in some world regions, optimism continued through September, as emerging market assets received an additional boost from the expansion of U.S. quantitative easing. Returns flattened again in October. For the period as a whole, the emerging asset class collectively rose 2.98%. Stronger markets included Turkey, Egypt, the Philippines, Mexico and Thailand. Decliners included resource producers Russia and Brazil.

Investment Strategy Used During the Period

Acadian continues to pursue its highly structured and disciplined approach to the emerging markets, using a database of information on over 60 developing economies and over 6,000 stocks. Our emerging markets process incorporates both active country and stock selection. As a result, the Portfolio was invested in over twenty emerging equity markets, with benchmark-relative overweightings in such markets as Korea, Turkey, Brazil, Poland and Thailand. The Portfolio was underweighted in Indonesia, Malaysia, Mexico, China, Russia and South Africa.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2012

The resulting Portfolio had very attractive valuation characteristics, with a price/book ratio, price/sales ratio and price/earnings ratio all lower than the benchmark index. The Portfolio also held stocks that were on average somewhat smaller in capitalization size than those in the MSCI Emerging Markets Index. Consumer discretionary, telecoms and utilities were significant active sector exposures over the year. There was less emphasis on holdings in materials, financials and staples.

Commentary on the Portfolio’s Investment Performance

The Portfolio outperformed its benchmark for the period, with positive return from active stock selection being partly offset by negative return from active country allocations. Stock selection added the most value in Korea, Brazil, Mexico and Thailand. Overweights in Thai telecoms and Korean IT stocks were two of the Portfolio’s most successful positions over the year. Stock selection overall added the most value in consumer discretionary stocks, industrials, materials and energy. It was less successful in information utilities and financials. On the country side, the Portfolio gained significantly from overweighting Turkey and Thailand. However, there was a greater magnitude of value lost from overweighting Brazil and Korea, and underweighting China and Mexico.

Current Outlook

The outlook for emerging markets is highly country-specific, depending on variables such as commodity linkages, domestic demand strength and policy flexibility. We generally see growth remaining positive and picking up steam as we head into next year. An important structural change continues to take hold in many markets, as investment and exports have expanded to include domestic consumption as key drivers of growth.

Chinese growth continues to slow, though the pace of deceleration has stabilized in recent months. The ultimate magnitude of economic contraction depends largely on the extent to which policymakers are able to control the slowdown. Our view is that China will avoid a crash or recession, and will be able to use the cooling to get back on a sustainable growth path. That being said, the situation remains in flux and headline numbers should be treated with some caution.

As always, it is important to remember that emerging markets are an asset category where investors should focus on a long time horizon. We continue to view the emerging asset class very positively in fundamental terms, and believe it forms an essential part of global Portfolio diversification.

We hope this information has been helpful.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2012

Sincerely,

Brian K. Wolahan

Senior Vice President

This represents the manager’s assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-AAM-6161 or visit our website at www.acadian-asset.com.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The IFC Investable Index is designed to measure the type of returns foreign portfolio investors might receive from investing in emerging market stocks that are legally and practically available to them. Constituents for the IFC Investable Index series are drawn from the IFCG stock universe based on size, liquidity, and their legal and practical availability to foreign institutional investors. As with IFCG indices, Standard & Poor’s calculates a coefficient, called the Investable Weight Factor (IWF), to adjust market capitalization for cross, government and strategic holdings. In addition, the IWF is used to account for any foreign investment restrictions either at the national level or by the individual company’s corporate statute. Some markets included in the IFCG Index are not included in the IFC Investable Index due to limits on foreign investment or a lack of stocks that meet the more stringent IFC Investable size and liquidity screens. The IFC Investable Index currently includes 22 markets.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2012

Growth of a $10,000 Investment

*	If the Adviser and/or Portfolio’s service providers had not limited certain expenses, the Portfolio’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Portfolio will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Portfolio. The Portfolio’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Portfolio will meet its stated objectives. The Portfolio’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(See definition of comparative index on page 3.)

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2012

Dear Shareholder:

We are pleased to present the annual report for the Acadian Emerging Markets Debt Fund (the “Fund”). This commentary covers the twelve months from November 1, 2011 to October 31, 2012, focusing on the Fund’s performance and some of the conditions and decisions that impacted returns.

Fund Performance Review

For the year ended October 31, 2012, the Fund returned 11.91% versus 7.25% for the JPMorgan GBI-EM Global Diversified Index, a standard emerging market debt benchmark that reflects the universe of investable local currency bonds with individual country exposures capped at 10% each.

Economic and Market Conditions

World equity markets were particularly volatile over the period, as unresolved sovereign debt risks in Europe and continued concerns about slowing growth in China overshadowed generally solid corporate earnings. Government bonds reflected this volatility, with yields fluctuating intra-period but ending decidedly lower in major markets. Credit spreads, including high yield and emerging market bonds, rose considerably early in the period before trending lower by the end of the period. The U.S. dollar followed a similar pattern, rising against most major developed and emerging markets through December before reversing direction. The market selloff in the month of May also provided cause for a short but sharp dollar rally.

Fund Structure

At the beginning of the period, the Fund was positioned to take advantage of emerging market currency appreciation after the U.S. downgrade-related selloff, and boosted by optimism over the European Central Bank’s newly-announced loan window. As such, the Fund held a broad overweight in emerging market currencies, focused on Latin American and Asian markets. With regard to duration, the Fund held a broadly neutral stance, with select overweights in order to position for lower bond yields in some regions due to the slowing global economy. The largest country duration overweight holdings were in Mexico and Peru, and by year-end, duration was also added in Chile and the Philippines.

In early 2012, a strong global backdrop allowed the Fund to gain performance from its currency overweights. In the second quarter, however, European risk rose again with increasing pressures for a bailout in Spain, and U.S. indicators began to slow following an unseasonably warm winter that artificially boosted the economic data. At the end of April, the Fund moved currency positions to net negative. By June, the sharp selloff in currencies led the Fund to cover the underweight positions, but with a bias toward higher-carry and lower-valuation currencies, such as Brazil, Russia and India.

The strong yield compression in emerging market debt instruments over the course of the year led the Fund to shed duration exposures in several countries, reducing portfolio duration in

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2012

local bonds to a moderate underweight by summer. Specifically, bond holdings were gradually reduced in Mexico, Peru, Russia, Indonesia and Malaysia. These were offset with some additions in Eastern European countries experiencing disinflation, including Hungary and Turkey. The Fund substituted some positions into inflation-linked bond holdings, including Thailand, Brazil, Chile and Mexico. Over the year, the Fund added to frontier market exposures due to their relative attractiveness, namely in Uganda, Nigeria, Kazakhstan, Dominican Republic and Uruguay. The Fund used the additional Portfolio space from duration reduction to reallocate to some newer high-yielding frontier markets, including Costa Rica, Croatia, Belarus and Ecuador.

Fund Performance

The Fund outperformed the benchmark for the period. All of the Fund’s nominal returns came from bonds and interest, offsetting losses from currencies. Top bond returns came from Brazil, Turkey, Indonesia, Uganda and South Africa. Argentina and Grenada were detractors. On the currency side, investments in the Brazilian real, South African rand, Indonesian rupiah and Serbian dinar subtracted the most value, with some offset from gains in the Mexican peso, Uruguayan peso and Indian rupee.

Please let us know if we can provide any additional information.

Sincerely,

L. Bryan Carter

Senior Vice President

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-AAM-6161 or visit our website at www.acadian-asset.com.

The JPMorgan GBI-EM Global Diversified Index tracks local currency bonds issued by emerging market governments. It limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and investors cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2012

Growth of a $10,000 Investment

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on December 17, 2010.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Portfolio shares.

(See definition of comparative index on page 6).

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2012

SECTOR WEIGHTINGS† (unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.4%
	Shares	Value
Argentina — 0.1%
Petrobras Argentina ADR*	123,908	$542,717
Telecom Argentina ADR	61,241	602,612

		1,145,329

Brazil — 9.4%
Banco do Brasil	1,115,400	11,900,602
Centrais Eletricas Brasileiras ADR	214,172	1,190,796
Cia de Saneamento Basico do Estado de Sao Paulo ADR	122,608	10,300,298
Cia de Saneamento Basico do Estado de Sao Paulo	214,021	9,060,105
Cia de Saneamento de Minas Gerais-COPASA	126,700	2,990,570
Cia Energetica de Minas Gerais ADR	322,240	3,863,658
Cielo	445,360	11,018,606
Cosan	320,380	5,257,436
Cosan SA Industria Comercio	664,000	12,733,709
Duratex	126,700	881,451
Embratel Participacoes*	794	4
Multiplus	76,443	1,776,099
Natura Cosmeticos	62,400	1,663,652
Obrascon Huarte Lain Brasil	87,900	826,612
Seara Alimentos* (A)	911	2

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value
Brazil — (continued)
Tim Participacoes ADR	231,984	$4,031,882

		77,495,482

Chile — 0.9%
Administradora de Fondos de Pensiones Provida ADR	2,444	260,408
Enersis ADR	431,745	7,313,761

		7,574,169

China — 9.4%
Agricultural Bank of China	4,696,000	2,035,930
Bank of China	21,001,000	8,644,227
Changyou.com ADR	26,323	654,127
China Citic Bank	4,979,000	2,544,092
China Construction Bank	2,240,000	1,687,938
China Merchants Bank	270,500	505,395
China Petroleum & Chemical	16,144,000	17,143,776
China Sports International*	670,000	21,971
China Techfaith Wireless Communication Technology ADR*	39,097	38,706
China Telecom	20,762,000	12,349,962
Dongfeng Motor Group	2,150,000	2,663,209
Harbin Power Equipment	202,000	167,072
Huaneng Power International	1,198,000	958,394
Industrial & Commercial Bank of China	6,652,000	4,403,166
Jiangling Motors	67,800	130,875
Perfect World ADR	193,021	2,051,813
PetroChina	13,930,000	19,016,574
Qingling Motors	778,000	188,726
Shanda Games ADR	172,123	580,054
Shanghai Friendship Group	327,270	355,743
Shanghai Mechanical and Electrical Industry	268,300	269,910
Weiqiao Textile, Cl H	992,000	387,837

		76,799,497

Czech Republic — 0.2%
Komercni Banka	8,496	1,733,878

Egypt — 0.4%
Alexandria Mineral Oils	24,485	312,447
Commercial International Bank Egypt SAE	223,642	1,386,672
Ezz Steel	408,960	688,458
Talaat Moustafa Group*	521,702	417,361

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value
Egypt — (continued)
Telecom Egypt	282,406	$641,737

		3,446,675

Hong Kong — 4.1%
Chaoda Modern Agriculture Holdings ADR*	6,346	8,885
China Minsheng Banking	3,025,500	2,752,211
China Mobile	2,286,000	25,352,314
China Unicom Hong Kong	2,360,000	3,855,149
Global Bio-Chemical Technology Group	1,116,000	129,599
Lenovo Group	1,548,000	1,244,384

		33,342,542

India — 6.7%
ACC	39,620	1,015,670
Allahabad Bank	587,345	1,485,968
Ambuja Cements	86,069	324,309
Andhra Bank	473,286	908,389
Apollo Tyres	1,434,168	2,287,417
Aptech	68,832	84,896
Bank of Baroda	495,576	6,684,910
Binani Industries	31,237	71,364
Canara Bank	301,044	2,243,490
Dena Bank	695,402	1,373,482
Dishman Pharmaceuticals & Chemicals	58,387	103,706
Divi’s Laboratories	12,228	272,576
Geometric	101,511	197,757
Grasim Industries	29,534	1,818,870
Gujarat State Fertilisers & Chemicals	258,835	359,901
Hindustan Unilever	933,026	9,480,287
ICICI Bank	247,558	4,832,892
IDBI Bank	1,448,632	2,498,988
Indian Bank	445,582	1,391,538
Indian Overseas Bank	118,909	158,155
Jammu & Kashmir Bank	9,254	210,651
JBF Industries	195,771	516,039
Karnataka Bank	123,476	311,243
MindTree	13,432	164,607
MRF	24	4,535
NIIT Technologies	137,916	754,507
Oil & Natural Gas	374,869	1,871,035
Oriental Bank of Commerce	265,823	1,533,813

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value
India — (continued)
PSL	44,217	$48,002
Punjab National Bank	11,243	154,323
Rajesh Exports	62,013	141,214
Sasken Communications Technologies	470,374	1,035,706
SRF	40,927	169,543
State Trading of India	324	1,352
Syndicate Bank	343,104	750,371
Tata Motors	1,308,135	6,194,765
Uflex	195,499	365,414
Ultratech Cement	16,811	623,815
Vijaya Bank	1,142,678	1,148,094
Wockhardt*	34,763	968,931

		54,562,525

Indonesia — 1.3%
Bakrie Sumatera Plantations	12,254,500	151,826
Bank Negara Indonesia Persero	2,108,000	844,956
Bank Rakyat Indonesia	1,794,500	1,382,540
Citra Marga Nusaphala Persada	1,357,000	328,477
Darma Henwa*	7,139,000	37,163
Gajah Tunggal	5,603,000	1,268,769
Global Mediacom	1,059,500	250,949
Indofood Sukses Makmur	3,497,500	2,075,559
Surya Semesta Internusa	4,902,000	602,224
Telekomunikasi Indonesia ADR	79,449	3,229,602
Ternium ADR	24,570	504,422

		10,676,487

Malaysia — 1.7%
Affin Holdings	157,800	175,621
DRB-Hicom	398,100	324,126
Kulim Malaysia	615,100	1,011,704
OSK Holdings	320,415	153,580
RHB Capital	110,300	271,586
Telekom Malaysia	4,615,200	9,060,701
Tenaga Nasional	841,300	1,919,578
UMW Holdings	309,200	1,013,072
YTL	305,700	175,632

		14,105,600

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value
Mexico — 5.7%
Alfa, Ser A	3,582,000	$6,581,864
America Movil ADR, Ser L	234,529	5,931,238
Bio Pappel*	143,800	138,485
Cemex ADR*	1,071,498	9,686,342
Gruma*	67,700	196,989
Grupo Aeroportuario del Pacifico ADR	13,336	635,060
Grupo Aeroportuario del Sureste ADR	2,223	214,675
Grupo Financiero Banorte	2,125,700	11,818,463
Grupo Mexico, Ser B	3,120,800	10,010,203
Grupo Modelo	18,500	163,044
Grupo Televisa ADR	41,857	945,968
Industrias CH, Cl B*	37,700	218,789

		46,541,120

Pakistan — 0.2%
Attock Refinery	268,591	456,692
Bank Alfalah	904,800	141,755
DG Khan Cement	1,948,800	1,075,529
Pakistan Telecommunication*	1,728,382	304,500

		1,978,476

Philippines — 0.2%
Globe Telecom	6,955	192,467
Metropolitan Bank & Trust	5,170	11,923
Philippine National Bank*	226,380	395,663
Security Bank	71,010	279,076
Universal Robina	167,710	292,714

		1,171,843

Poland — 3.3%
BRE Bank*	1,882	177,551
Grupa Lotos*	22,648	238,706
Jastrzebska Spolka Weglowa	6,147	167,121
KGHM Polska Miedz	255,285	12,857,604
Polski Koncern Naftowy Orlen*	783,343	10,746,691
Tauron Polska Energia	2,327,921	3,215,552

		27,403,225

Russia — 4.8%
LUKOIL ADR	304,690	18,418,510
OAO Gazprom ADR	1,788,577	16,338,651

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value
Russia — (continued)
Surgutneftegas ADR	434,747	$3,782,299
Tatneft ADR	16,681	646,222
VimpelCom ADR	17,149	188,982

		39,374,664

South Africa — 3.2%
FirstRand	190,676	632,900
Imperial Holdings	551,474	12,528,397
Kumba Iron Ore	24,625	1,539,302
Liberty Holdings	54,500	632,140
MMI Holdings	120,830	292,228
Mondi	18,443	199,518
MTN Group	302,386	5,452,305
Sappi	46,461	131,442
Telkom	660,239	1,389,672
Woolworths Holdings	458,300	3,456,814

		26,254,718

South Korea — 20.2%
AtlasBX	249,908	7,756,635
Chong Kun Dang Pharm	8,530	271,402
CJ	95,729	9,348,193
Daeduck GDS	13,620	148,614
Daou Data	15,940	52,690
Daou Technology	39,180	556,840
Dongwoo*	33,525	98,060
Ecoplastic	228,571	462,130
Global & Yuasa Battery	15,790	671,792
Green Cross Holdings	13,560	211,370
Halim*	18,328	32,014
Hana Financial Group	347,840	10,126,463
Hanil E-Wha	173,830	1,128,476
Hanwha	262,160	7,487,882
Hite Holdings	14,760	189,474
Husteel	22,760	571,817
Hwa Shin	18,740	150,525
Hyundai Motor	105,820	21,783,046
KB Financial Group	25,240	858,614
Kia Motors	246,037	13,671,229
Kolon	25,730	405,791
Korea Exchange Bank	308,070	2,135,530

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value
South Korea — (continued)
KP Chemical	186,300	$1,844,893
Kyeryong Construction Industrial	18,032	145,003
LG Display	499,210	14,830,739
Neowiz*	6,358	92,986
Pacific	445	191,775
Samsung Electronics	39,781	47,783,890
SK Holdings	75,349	10,501,603
SK Telecom	8,976	1,263,356
Taekwang Industrial	160	148,762
Taeyoung Engineering & Construction	67,270	338,016
TS	17,738	430,195
Woori Finance Holdings	957,295	9,041,022
Youngone Holdings	21,582	1,201,199
YTN	34,453	123,204

		166,055,230

Taiwan — 11.5%
AmTRAN Technology	279,000	235,902
Cheng Loong	2,253,680	902,629
China Life Insurance*	2,761,128	2,155,027
China Manmade Fibers*	2,416,000	813,811
China Motor	472,000	424,941
Chinatrust Financial Holding	253,504	139,715
Chin-Poon Industrial	446,000	484,741
Chipbond Technology	1,004,000	1,701,258
ChipMOS Technologies*	10,263	104,785
CMC Magnetics*	1,073,000	160,147
Compal Electronics	6,652,169	4,189,984
Elitegroup Computer Systems	642,000	173,837
Far EasTone Telecommunications	97,000	223,802
Feng TAY Enterprise	102,629	115,233
First Financial Holding	392,200	222,867
Formosa Taffeta	387,000	341,130
FSP Technology	217,357	191,966
Fubon Financial Holding	12,900,520	13,248,288
Gigabyte Technology	54,000	44,549
Global Brands Manufacture	389,643	132,849
GMI Technology	171,074	56,219
Grand Pacific Petrochemical	2,481,000	1,278,187
Hai Kwang Enterprise	303,571	96,540
Hannstar Board	509,234	238,819

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value
Taiwan — (continued)
Hon Hai Precision Industry	4,695,000	$14,255,764
Inventec	6,423,851	2,196,809
King Yuan Electronics	2,127,000	1,157,700
King’s Town Bank*	308,000	210,869
Lingsen Precision Industries	448,000	216,236
LITE-ON IT	2,107,820	1,767,791
Lite-On Technology	6,949,105	8,849,181
Long Bon International	365,000	238,648
Mega Financial Holding	7,056,419	5,133,039
Mercuries & Associates	1,225,128	1,048,462
New Asia Construction & Development	647,539	179,327
Nien Hsing Textile	309,840	212,128
Pegatron*	299,343	378,117
Pou Chen	7,282,270	7,366,404
Powerchip Technology*	2,129,200	18,222
P-Two Industries	49,000	26,670
Silicon Motion Technology ADR*	15,508	212,304
Siliconware Precision Industries	325,000	317,073
Sinon	291,420	127,691
SinoPac Financial Holdings	2,058,522	796,279
Sun Financial Holding	254,100	127,430
Taishin Financial Holding	7,747,058	2,771,305
Taiwan Business Bank*	573,365	159,571
Taiwan Pulp & Paper	634,940	186,271
Taiwan Semiconductor Manufacturing ADR	177,053	2,815,143
Topco Scientific	115,000	170,064
TYC Brother Industrial	179,162	63,784
United Microelectronics	25,149,000	9,340,750
USI	4,034,626	3,038,486
Vanguard International Semiconductor	649,000	421,003
Winbond Electronics*	11,678,000	1,575,056
Yageo	3,348,000	969,588

		94,024,391

Thailand — 6.1%
Advanced Info Service NVDR	1,944,200	12,527,879
Airports of Thailand NVDR	334,000	893,572
Bangchak Petroleum NVDR	2,550,300	2,184,188
Bangkok Bank	803,000	4,637,227
Bangkok Bank NVDR	257,700	1,488,186
Kiatnakin Bank	339,800	493,347
Krung Thai Bank	5,947,000	3,511,932

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value
Thailand — (continued)
Krung Thai Bank NVDR	3,591,500	$2,120,918
Lanna Resources	199,200	159,230
LPN Development NVDR	267,600	158,028
Property Perfect	11,273,200	408,263
PTT NVDR	482,800	5,009,149
Thai Beverage	1,122,000	400,123
Thanachart Capital	3,005,900	3,628,656
Thanachart Capital NVDR	518,100	625,439
Total Access Communication NVDR	3,361,700	9,514,763
TPI Polene	4,407,800	2,027,732
TPI Polene NVDR	710,600	326,899
Vinythai NVDR	269,200	161,608

		50,277,139

Turkey — 7.0%
Aksa Akrilik Kimya Sanayii	97,369	255,848
Alarko Holding	194,357	451,060
Arcelik	1,092,298	7,221,050
Aygaz	38,591	177,831
Gubre Fabrikalari*	112,595	788,322
Haci Omer Sabanci Holding	327,091	1,726,238
Ipek Matbacilik Sanayi Ve Ticaret*	302,419	762,585
Is Yatirim Menkul Degerler	168,030	163,109
Kardemir Karabuk Demir Celik Sanayi ve Ticaret	616,095	453,693
Koza Altin Isletmeleri	26,787	582,813
Koza Anadolu Metal Madencilik Isletmeleri*	516,046	1,309,908
Menderes Tekstil Sanayi ve Ticaret*	92,767	31,052
Pinar Entegre Et ve Un Sanayi	36,787	117,800
Sekerbank*	232,475	198,431
Soda Sanayii*	101,084	156,772
Tekfen Holding	66,766	241,363
Turk Hava Yollari*	1,062,800	2,460,597
Turk Sise ve Cam Fabrikalari	4,231,319	6,184,689
Turkiye Halk Bankasi	611,623	5,391,154
Turkiye Is Bankasi	4,884,026	16,620,674
Turkiye Vakiflar Bankasi Tao	4,810,452	11,325,025
Ulker Biskuvi Sanayi	63,109	286,587
Vestel Elektronik Sanayi ve Ticaret*	141,703	142,296

		57,048,897

TOTAL COMMON STOCK (Cost $665,690,641)		791,011,887

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2012

PREFERRED STOCK — 3.1%
	Shares	Value
Brazil — 3.1%
Centrais Eletricas Brasileiras	328,220	$2,609,858
Centrais Eletricas de Santa Catarina	4,274	62,562
Cia Brasileira de Distribuicao Grupo Pao de Acucar	1	46
Cia de Bebidas das Americas ADR	401,234	16,366,335
Cia Energetica de Minas Gerais	40,500	484,552
Cia Energetica de Sao Paulo	59,400	533,739
Cia Energetica do Ceara	8,800	158,795
Eletropaulo Metropolitana Eletricidade de Sao Paulo	79,261	629,468
Embratel Participacoes	60	—
Metalurgica Gerdau	252,600	2,830,642
San Carlos Empreendimentos e Participacoes* (A)	455	—
Telefonica Brasil	24,400	540,607
Ultrapar Participacoes	43,000	901,898

TOTAL PREFERRED STOCK (Cost $22,795,676)		25,118,502

SHORT-TERM INVESTMENT — 0.3%
Union Bank N.A. Diversified Money Market Fund, Fiduciary Shares, 0.020% (B) (Cost $2,871,665)	2,871,665	2,871,665

TOTAL INVESTMENTS — 99.8% (Cost $691,357,982)		$819,002,054

Percentages are based on Net Assets of $820,946,858

*	Non-income producing security.

(A)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2012, was $2 and represented 0.0% of net assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2012.

ADR —	American Depositary Receipt

Cl —	Class

NVDR —	Non-Voting Depositary Receipt

Ser —	Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2012

The summary of inputs used to value the Portfolio’s net assets as of October 31, 2012 was as follows:

Investments in Securities	Level 1	Level 2	Level 3†		Total
Common Stock
Argentina	$1,145,329	$—	$—		$1,145,329
Brazil	77,495,480	—	2		77,495,482
Chile	7,574,169	—	—		7,574,169
China	76,799,497	—	—		76,799,497
Czech Republic	1,733,878	—	—		1,733,878
Egypt	3,446,675	—	—		3,446,675
Hong Kong	33,342,542	—	—		33,342,542
India	54,562,525	—	—		54,562,525
Indonesia	10,676,487	—	—		10,676,487
Malaysia	14,105,600	—	—		14,105,600
Mexico	46,541,120	—	—		46,541,120
Pakistan	1,978,476	—	—		1,978,476
Philippines	1,171,843	—	—		1,171,843
Poland	27,403,225	—	—		27,403,225
Russia	39,374,664	—	—		39,374,664
South Africa	26,254,718	—	—		26,254,718
South Korea	166,055,230	—	—		166,055,230
Taiwan	94,024,391	—	—		94,024,391
Thailand	50,277,139	—	—		50,277,139
Turkey	57,048,897	—	—		57,048,897

Total Common Stock	791,011,885	—	2		791,011,887

Preferred Stock	25,118,502	—	—	^	25,118,502
Short-Term Investment	2,871,665	—	—		2,871,665

Total Investments in Securities	$819,002,052	$—	$2		$819,002,054

Amounts designated as “—” are either $0 or have been rounded to $0.

^	Represents securities labeled as Level 3 in which the market value is zero or has been rounded to zero.

†	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. For the year ended October 31, 2012 the Fund did not have a significant amount of Level 3 investments.

Of the Level 1 investments presented above, equity investments amounting to $708,982,279 were considered Level 2 investments at the beginning of the year. The primary reason for changes in the classification from Levels 1 and 2 occur when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The Portfolio’s foreign equity securities may often be valued at an adjusted fair value amount.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2012

SECTOR WEIGHTINGS† (unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
GLOBAL BONDS — 93.0%
		Face Amount (000)(1)	Value
Argentina — 1.5%
City of Buenos Aires 9.950%, 03/01/17 (A)		500	$400,000

Barbados — 0.4%
Barbados Government International Bond 6.625%, 12/05/35 (A)		115	102,350

Belarus — 1.2%
Republic of Belarus 8.750%, 08/03/15		315	315,000

Brazil — 6.1%
Banco Votorantim MTN 6.250%, 05/16/16 (A)	BRL	450	256,434
Brazil Letras do Tesouro Nacional 0.00%, 01/01/16 (B)	BRL	1,015	388,698
Brazil Notas do Tesouro Nacional, Series B 6.000%, 05/15/15	BRL	354	422,426
Brazil Notas do Tesouro Nacional, Series F 10.000%, 01/01/21	BRL	305	156,239
10.000%, 01/01/23	BRL	720	370,179

			1,593,976

Chile — 1.6%
Bonos del Banco Central de Chile en UF 3.000%, 02/01/16	CLP	203,291	428,814

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2012

GLOBAL BONDS — continued

		Face Amount (000)(1)	Value
Congo — 0.9%
Republic of Congo 3.000%, 06/30/13 (C)		295	$245,908

Dominican Republic — 4.3%
Dominican Republic International Bond 15.000%, 04/05/19 (A)	DOP	32,000	918,047
14.000%, 02/06/15 (A)	DOP	8,000	214,763

			1,132,810

Ecuador — 1.0%
Ecuador Government International Bond 9.375%, 12/15/15		252	257,670

Germany — 0.8%
Kreditanstalt fuer Wiederaufbau MTN 7.125%, 11/15/12	EGP	1,200	195,848

Ghana — 4.8%
Ghana Government Bond 24.000%, 05/25/15	GHS	400	235,021
23.000%, 08/21/17	GHS	920	529,930
21.000%, 10/26/15	GHS	480	253,928
19.000%, 01/14/13	GHS	443	233,646

			1,252,525

Grenada — 0.4%
Grenada Government International Bond 4.500%, 09/15/13 (A) (C)		200	90,000

Hungary — 7.9%
Hungary Government Bond 8.000%, 02/12/15	HUF	47,460	225,477
7.750%, 08/24/15	HUF	134,350	636,191
6.500%, 06/24/19	HUF	98,650	446,837
6.000%, 11/24/23	HUF	16,300	68,430
5.500%, 02/12/16	HUF	157,370	702,409

			2,079,344

Indonesia — 7.4%
Indonesia Treasury Bond 11.000%, 09/15/25	IDR	2,779,000	413,070
10.500%, 08/15/30	IDR	2,284,000	338,515

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2012

GLOBAL BONDS — continued

		Face Amount (000)(1)	Value
Indonesia — (continued)
10.000%, 02/15/28	IDR	3,283,000	$463,762
9.500%, 07/15/31	IDR	2,060,000	283,927
9.500%, 05/15/41	IDR	680,000	95,637
8.250%, 06/15/32	IDR	1,800,000	223,385
7.000%, 05/15/22	IDR	1,130,000	128,799

			1,947,095

Ivory Coast — 1.0%
Costa Rica Titulos Prop (A) 7.800%, 09/24/14		135,000	258,280

Malaysia — 4.5%
Malaysia Government Bond 4.232%, 06/30/31	MYR	845	291,220
3.580%, 09/28/18	MYR	1,160	386,336
3.418%, 08/15/22	MYR	950	310,514
3.197%, 10/15/15	MYR	600	197,796

			1,185,866

Mexico — 5.5%
Mexican Bonos 8.500%, 05/31/29	MXP	4,020	380,927
8.500%, 11/18/38	MXP	1,631	154,163
7.750%, 11/13/42	MXP	1,700	148,103
6.500%, 06/09/22	MXP	3,000	245,293
Mexican Udibonos 4.500%, 11/22/35	MXP	510	253,170
Petroleos Mexicanos 7.650%, 11/24/21 (A)	MXP	3,100	258,223

			1,439,879

Nigeria — 5.0%
International Bank for Reconstruction & Development MTN 8.200%, 12/12/12	NGN	80,000	474,214
Nigeria Government Bond 16.390%, 01/27/22	NGN	59,200	442,021
Nigeria Treasury Bill 17.575%, 02/07/13 (B)	NGN	44,100	271,134
15.388%, 11/08/12 (B)	NGN	18,000	114,356

			1,301,725

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2012

GLOBAL BONDS — continued

		Face Amount (000)(1)	Value
Pakistan — 0.8%
Pakistan Government International Bond 6.875%, 06/01/17 (A)		235	$211,500

Peru — 0.7%
Peru Government Bond 6.900%, 08/12/37	PEN	410	193,807

Poland — 6.4%
Poland Government Bond 5.750%, 09/23/22	PLN	657	225,396
5.750%, 04/25/29	PLN	345	120,218
5.500%, 10/25/19	PLN	1,300	437,113
5.000%, 04/25/16	PLN	1,525	492,945
4.750%, 10/25/16	PLN	1,270	407,813

			1,683,485

Russia — 5.1%
RusHydro JSC via RusHydro Finance MTN 7.875%, 10/28/15	RUB	36,900	1,158,393
Russian Foreign Bond 7.850%, 03/10/18 (A)	RUB	5,000	170,689

			1,329,082

South Africa — 7.0%
South Africa Government Bond 10.500%, 12/21/26	ZAR	5,937	846,516
8.250%, 09/15/17	ZAR	1,862	236,301
7.250%, 01/15/20	ZAR	2,310	278,043
6.250%, 03/31/36	ZAR	5,368	478,021

			1,838,881

Thailand — 2.6%
Thailand Government Bond 3.650%, 12/17/21	THB	5,315	178,043
3.450%, 03/08/19	THB	10,475	346,274
1.200%, 07/14/21	THB	4,515	155,981

			680,298

Turkey — 6.1%
Turkey Government Bond 10.500%, 01/15/20	TRY	655	419,858

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2012

GLOBAL BONDS — continued

		Face Amount (000)(1)	Value
Turkey — (continued)
10.000%, 06/17/15	TRY	390	$232,803
9.500%, 01/12/22	TRY	360	219,916
9.000%, 03/08/17	TRY	1,022	604,648
8.500%, 09/14/22	TRY	220	126,661

			1,603,886

Uganda — 2.9%
Republic of Uganda Government Bond 10.750%, 01/26/17	UGX	2,083,800	749,504

Uruguay — 2.0%
Uruguay Government International Bond 5.000%, 09/14/18	UYU	3,700	335,541
Uruguay Letras De Regulacion Monetaria En UI 2.300%, 08/09/13 (B)	UYU	3,940	196,465

			532,006

Venezuela — 2.7%
Petroleos de Venezuela 5.250%, 04/12/17		233	184,070
Venezuela Government International Bond 7.650%, 04/21/25		645	507,938

			692,008

Zambia — 2.4%
Republic of Zambia 11.986%, 04/09/13 (B)	ZMK	1,470,000	266,043
10.000%, 09/19/13	ZMK	2,105,000	373,496

			639,539

TOTAL GLOBAL BONDS (Cost $23,872,952)			24,381,086

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2012

WARRANTS — 1.7%
	Number of Warrants/ Shares	Value
Central Bank of Nigeria, Expires 11/15/20*	1,250	$233,750
Venezuela Government International Bond, Expires 04/15/20*	7,000	206,500

TOTAL WARRANTS (Cost $456,000)		440,250

SHORT-TERM INVESTMENT — 3.1%
Union Bank N.A. Diversified Money Market, 0.020% (D) (Cost $824,084)	824,084	824,084

TOTAL INVESTMENTS — 98.1% (Cost $25,153,036)		$25,645,420

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2012

The summary of outstanding forward foreign currency contracts held by the Fund at October 31, 2012, is as follows:

Settlement Date	Currency to Receive		Currency to Deliver		Contract Value	Unrealized Appreciation (Depreciation)
11/6/12	USD	1,431,292	BRL	(2,911,412)	$(1,432,264)	$(972)
11/6/12-2/1/13	BRL	5,164,349	USD	(2,504,182)	2,527,314	23,132
11/9/12	MUR	7,943,000	USD	(260,000)	257,228	(2,772)
11/13/12	USD	383,026	CLP	(185,216,200)	(384,220)	(1,194)
11/13/12	USD	810,000	TWD	(23,951,020)	(819,859)	(9,859)
11/13/12	TWD	23,917,600	USD	(800,000)	818,715	18,715
11/14/2012	USD	1,015,000	HUF	(230,198,250)	(1,050,765)	(35,765)
11/14/12	HUF	100,100,700	USD	(456,000)	456,921	921
11/19/12	USD	677,954	MYR	(2,088,667)	(684,684)	(6,730)
11/19/12	MYR	6,590,852	USD	(2,107,400)	2,160,541	53,141
11/23/12	USD	181,384	INR	(9,731,250)	(180,037)	1,347
11/23/12-1/23/13	INR	20,977,550	USD	(378,000)	385,827	7,827
11/26/12	HRK	3,079,362	EUR	(407,000)	531,727	4,073
11/29/12	PEN	2,380,210	USD	(910,000)	916,793	6,793
12/5/12	USD	616,595	MXP	(8,037,183)	(611,612)	4,983
12/5/12	MXP	22,764,889	USD	(1,727,000)	1,732,358	5,358
12/6/12	PHP	22,438,840	USD	(542,000)	544,470	2,470
12/6/12	PLN	2,720,885	USD	(808,675)	848,557	39,882
12/7/12	USD	95,000	COP	(172,520,000)	(93,754)	1,246
12/7/12	COP	1,821,424,500	USD	(994,043)	989,829	(4,214)
12/14/12	USD	28,000	IDR	(270,368,000)	(27,988)	12
12/14/12	IDR	6,171,520,000	USD	(640,000)	638,857	(1,143)
12/20/12	USD	446,251	KES	(40,582,100)	(471,517)	(25,266)
12/20/12	KES	40,582,100	USD	(403,000)	471,517	68,517
12/20/12	ZAR	10,691,898	USD	(1,274,838)	1,223,658	(51,180)
12/20/12	USD	445,000	ZAR	(3,919,483)	(448,574)	(3,574)
1/4/13-5/24/13	UYU	11,223,500	USD	(520,000)	547,508	27,508
1/9/13-1/15/13	RUB	41,289,023	USD	(1,311,700)	1,299,376	(12,324)
1/11/13	DOP	23,045,958	USD	(540,000)	572,464	32,464
1/16/13	KRW	528,939,500	USD	(475,000)	482,975	7,975
1/16/13-1/23/14	USD	1,193,345	TRY	(2,320,299)	(1,223,064)	(29,719)
1/17/13	USD	10,000	EUR	(7,718)	(10,012)	(12)
1/17/13	EUR	120,390	USD	(157,000)	156,171	(829)
1/24/13	USD	648,000	UAH	(6,058,800)	(682,167)	(34,167)
1/29/13	THB	38,317,255	USD	(1,242,895)	1,243,058	163
3/20/13	CRC	129,637,500	USD	(250,000)	251,068	1,068
3/26/13	KZT	57,912,000	USD	(380,000)	377,591	(2,409)
8/9/13	ARA	2,715,812	USD	(443,000)	462,671	19,671
1/23/14-6/27/14	TRY	4,330,959	USD	(2,113,000)	2,237,518	124,518

					$14,014,195	$229,655

For the year ended October 31, 2012, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2012

A summary of the counterparties for the outstanding forward foreign currency contracts held by the Fund at October 31, 2012, is as follows

Counterparty	Currency to Receive	Currency to Deliver	Unrealized Appreciation
State Street	$3,270,680	$(3,269,355)	$1,325
Brown Brothers Harriman	4,268,197	(4,203,684)	64,513
Citigroup	5,847,710	(5,730,522)	117,188
HSBC	979,778	(935,000)	44,778
UBS	15,749,193	(15,747,342)	1,851

			$229,655

Currency Legend

ARA	Argentine Peso	IDR	Indonesia Rupiah	PLN	Polish Zloty
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Federation Rouble
CLP	Chilean Peso	KES	Kenyan Shilling	THB	Thailand Baht
COP	Colombian Peso	KRW	Republic of Korean Won	TRY	New Turkish Lira
CRC	Costa Rican Colón	KZT	Kazakhstani Tenge	TWD	Taiwan Dollar
DOP	Dominican Peso	MUR	Mauritian Rupee	UAH	Ukrainian Hryvnia
EGP	Eqyptian Pound	MXP	Mexican Peso	UGX	Ugandan Shilling
EUR	Euro Dollar	MYR	Malaysia Ringgit	USD	U.S. Dollar
GHS	Ghanaian Cedi	NGN	Nigerian Naira	UYU	Uruguayan Peso
HRK	Croatian Kuna	PEN	Peruvian Nuevo Sol	ZAR	South African Rand
HUF	Hungarian Forint	PHP	Philippine Peso	ZMK	Zambian Kwacha

Outstanding swap agreements held by the Fund at October 31, 2012, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount	Net Unrealized Appreciation (Depreciation)
Citigroup	FLOAT 3M IBRCOL	6.32%	03/14/22	COP	538,000,000	$9,620
Citigroup	FLOAT 3M IBRCOL	4.90%	10/25/17	COP	1,000,000,000	(9,911)
Citigroup	FLOAT QUARTERLY KLIBOR	3.34%	01/20/17	MYR	1,644,000	2,633
Citigroup	BRL 1D OVERNIGHT DEPOSIT	8.62%	01/02/17	BRL	1,580,000	3,756
Citigroup	FLOAT 6M MIFORIM6	7.19%	10/17/14	INR	69,084,000	1,675
Citigroup	FLOAT 6M BKIBOR	2.72%	07/30/14	THB	51,000,000	(1,375)

						$6,398

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2012

Credit Default Swap on Corporate and Sovereign Issues — Sell Protection(2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread(3)	Notional Amount(4)	Market Value	Upfront Premiums Paid/(Received)	Net Unrealized Appreciation
Republic of Turkey	Citigroup	1.00%	3/20/2014	2.14%	440,000	$1,859	$(7,615)	$9,987

For the year ended October 31, 2012, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $26,214,161

(1)	In U.S dollars unless otherwise indicated.

(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. Treasury obligation issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.
The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

*	Non-income producing security.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(C)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on October 31, 2012. The coupon on a step bond changes on a specified date.

(D)	The rate reported is the 7-day effective yield as of October 31, 2012.

MTN –	Medium Term Note

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND
OCTOBER 31, 2012

The summary of inputs used to value the Fund’s net assets as of October 31, 2012 was as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$—	$24,381,086	$—	$24,381,086
Warrants	—	440,250	—	440,250
Short-Term Investment	824,084	—	—	824,084

Total Investments in Securities	$824,084	$24,821,336	$—	$25,645,420

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward contracts – Appreciation*	$—	$451,784	$—	$451,784
Forward contracts – Depreciation*	—	(222,129)	—	(222,129)
Interest Rate Swaps – Appreciation*	—	17,684	—	17,684
Interest Rate Swaps – Depreciation*	—	(11,286)	—	(11,286)
Credit Default Swap – Appreciation*	—	9,987	—	9,987

Total Other Financial Instruments	$—	$246,040	$—	$246,040

*Forwards Contracts and Swap Contracts are valued at the net unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are either $0 or have been rounded to $0.

For the period ended October 31, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended October 31, 2012, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For the year ended October 31, 2012 there were no Level 3 investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

STATEMENTS OF ASSETS AND LIABILITIES

	Emerging Markets Portfolio	Emerging Markets Debt Fund
Assets
Investments, at Value (Cost $691,357,982 and $25,153,036)	$819,002,054	$25,645,420
Foreign Currency, at Value (Cost $4,777,696 and $136,410)	4,783,847	135,854
Receivable for Capital Shares Sold	1,714,333	52,739
Dividends and Interest Receivable	1,096,333	473,454
Reclaim Receivable	4,891	—
Receivable for Investment Securities Sold	554	—
Unrealized Gain on Forward Foreign Currency Contracts	—	451,784
Unrealized Gain on Spot Foreign Currency Contracts	—	759
Unrealized Gain on Swap Contracts	—	27,671
Receivable Due from Investment Advisor	—	41,126
Prepaid Expenses	15,013	14,394

Total Assets	826,617,025	26,843,201

Liabilities
Accrued Foreign Capital Gains Tax on Appreciated Securities	2,784,413	27,391
Payable for Capital Shares Redeemed	1,626,808	6,503
Payable to Investment Adviser	701,245	14,377
Payable due to Administrator	65,227	2,041
Payable due to Trustees	5,790	182
Chief Compliance Officer Fees Payable	3,858	121
Payable for Investment Securities Purchased	—	291,402
Payable for Income Distribution	—	9,612
Unrealized Loss on Forward Foreign Currency Contracts	—	222,129
Unrealized Loss on Swap Contracts	—	11,286
Accrued Expenses	482,826	43,996

Total Liabilities	5,670,167	629,040

Net Assets	$820,946,858	$26,214,161

Net Assets Consist of:
Paid-in Capital	$755,399,132	$25,827,701
Undistributed (Distributions in Excess of ) Net Investment Income	16,032,594	(771,015)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions, and Swap Contracts	(75,411,428)	445,045
Net Unrealized Appreciation on Investments	127,644,072	492,384
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	66,901	231,052
Accumulated Foreign Capital Gains Tax on Appreciated Securities	(2,784,413)	(27,391)
Net Unrealized Appreciation on Swap Contracts	—	16,385

Net Assets	$820,946,858	$26,214,161

Institutional Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	45,549,702	2,513,427
Net Asset Value Price Per Share	$18.02	$10.43

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2012

STATEMENTS OF OPERATIONS

	Emerging Markets Portfolio	Emerging Markets Debt Fund
Investment Income:
Dividends	$34,495,373	$—
Interest	—	1,647,348
Less: Foreign Taxes Withheld	(3,524,232)	(40,931)

Total Income	30,971,141	1,606,417

Expenses:
Investment Advisory Fees	9,248,835	135,138
Shareholder Servicing Fees	954,295	5,569
Administration Fees	810,512	18,239
Trustees’ Fees	23,304	549
Chief Compliance Officer Fees	11,372	266
Custodian Fees	614,385	46,871
Transfer Agent Fees	212,240	28,721
Printing Fees	61,179	4,536
Legal Fees	54,808	104,860
Filing and Registration Fees	27,524	19,360
Audit Fees	24,421	22,147
Interest Expense	15,209	—
Deferred Offering Cost	—	6,387
Other Expenses	88,534	10,524

Total Expenses	12,146,618	403,167

Less:
Investment Advisory Fee Waiver	—	(135,138)
Reimbursement of Expenses from Adviser	—	(70,541)
Fees Paid Indirectly — (See Note 6)	(266)	(2)

Net Expenses	12,146,352	197,486

Net Investment Income	18,824,789	1,408,931

Net Realized Gain (Loss) on:
Investments(1)	(46,643,397)	465,351
Swap Contracts	—	16,157
Forwards Contracts and Foreign Currency Transactions	(1,231,427)	(653,488)

Net Realized Loss on Investments, Forwards Contracts, Foreign Currency Transactions, and Swap Contracts	(47,874,824)	(171,980)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	72,856,381	788,781
Forwards Contracts, Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	43,282	470,703
Foreign Capital Gains Tax on Appreciated and Depreciated Securities	(1,557,274)	4,684
Swap Contracts	—	16,385

Net Change in Unrealized Appreciation	71,342,389	1,280,553

Net Realized and Unrealized Gain on Investments, Forwards Contracts, Foreign Currency Transactions and Swap Contracts	23,467,565	1,108,573

Net Increase in Net Assets Resulting from Operations	$42,292,354	$2,517,504

(1) Includes realized gain/loss form in-kind redemption. See Note 14 in notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net Investment Income	$18,824,789	$17,210,819
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(1)	(47,874,824)	32,074,713
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax on Appreciated Securities, and Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	71,342,389	(141,336,799)

Net Increase (Decrease) in Net Assets Resulting from Operations	42,292,354	(92,051,267)

Dividends and Distributions:
Net Investment Income	(16,794,112)	(8,537,003)

Total Dividends and Distributions	(16,794,112)	(8,537,003)

Capital Share Transactions:
Issued	272,168,346	425,819,227
Reinvestment of Distributions	14,190,796	4,763,276
Redemption Fees — (See Note 2)	200,048	293,304
Redemption In-Kind(1)	(150,339,670)	—
Redeemed	(263,159,509)	(269,877,111)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(126,939,989)	160,998,696

Total Increase (Decrease) in Net Assets	(101,441,747)	60,410,426

Net Assets:
Beginning of Year	922,388,605	861,978,179

End of Year (including Undistributed Net Investment Income of $16,032,594 and $13,929,479, respectively)	$820,946,858	$922,388,605

Share Transactions:
Issued	15,576,022	21,925,022
Reinvestment of Distributions	893,627	236,979
Redemption In-Kind(1)	(8,215,269)	–
Redeemed	(15,241,556)	(13,949,076)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(6,987,176)	8,212,925

(1) Includes realized gain/loss form in-kind redemption. See Note 14 in notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Period Ended October 31, 2011*
Operations:
Net Investment Income	$1,408,931	$727,106
Net Realized Loss on Investments Forward Contracts, Foreign Currency Transactions and Swap Contracts	(171,980)	(181,537)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax on Appreciated Securities, Forward Contracts, Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies, and Swap Contracts	1,280,553	(568,123)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,517,504	(22,554)

Dividends and Distributions:
Net Investment Income	(2,082,140)	—
Net Realized Gains	(26,350)	—

Total Dividends and Distributions	(2,108,490)	—

Capital Share Transactions:
Issued	9,615,245	20,301,962
Reinvestment of Distributions	1,966,207	—
Redemption Fees — (See Note 2)	12,537	27,836
Redeemed	(3,651,266)	(2,444,820)

Net Increase in Net Assets from Capital Share Transactions	7,942,723	17,884,978

Total Increase in Net Assets	8,351,737	17,862,424

Net Assets:
Beginning of Year/Period	17,862,424	—

End of Year/Period (including Undistributed (Distributions in Excess of) Net Investment Income of $(771,015) and $541,551, respectively)	$26,214,161	$17,862,424

Share Transactions:
Issued	952,519	1,960,330
Reinvestment of Distributions	203,187	—
Redeemed	(361,458)	(241,151)

Net Increase in Shares Outstanding from Share Transactions	794,248	1,719,179

*The Fund commenced operations on December 17, 2010

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$17.56	$19.45	$15.16	$13.07	$44.11
Income from Operations:
Net Investment Income*	0.36	0.35	0.24	0.22	0.53
Net Realized and Unrealized Gain (Loss)	0.43	(2.06)	4.18	5.40	(22.44)

Total from Operations	0.79	(1.71)	4.42	5.62	(21.91)

Redemption Fees	0.00^	0.00^	0.00^	0.00^	0.00^

Dividends and Distributions from:
Net Investment Income	(0.33)	(0.18)	(0.13)	(0.54)	(0.48)
Net Realized Gains	—	—	—	(2.99)	(8.65)

Total Dividends and Distributions	(0.33)	(0.18)	(0.13)	(3.53)	(9.13)

Net Asset Value, End of Year	$18.02	$17.56	$19.45	$15.16	$13.07

Total Return†	4.74%	(8.89)%	29.34%	58.69%	(61.74)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$820,947	$922,389	$861,978	$553,532	$390,413
Ratio of Expenses to Average Net Assets(1)	1.31%	1.29%	1.36%	1.49%	1.38%
Ratio of Net Investment Income to Average Net Assets	2.04%	1.78%	1.41%	1.83%	1.87%
Portfolio Turnover Rate	44%	49%	74%	115%	102%

*	Per share amounts for the period are based on average outstanding shares.

^	Amount was less than $0.01 per share.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Ratio of Expenses to Average Net Assets for the years ended October 31, 2012, October 31, 2011, October 31, 2010, October 31, 2009 and October 31, 2008, excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.31%, 1.29%, 1.36%, 1.48% and 1.38%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS DEBT FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	Year/Period Ended October 31,
	2012	2011*
Net Asset Value, Beginning of Year/Period	$10.39	$10.00

Income from Operations:
Net Investment Income(1)	0.68	0.55
Net Realized and Unrealized Gain (Loss)	0.42	(0.18)

Total from Operations	1.10	0.37

Redemption Fees	0.01	0.02

Dividends and Distributions from:
Net Investment Income	(1.05)	—
Net Realized Gains	(0.02)	—

Total Dividends and Distributions	(1.07)	—

Net Asset Value, End of Year/Period	$10.43	$10.39

Total Return†	11.91%	3.90	%***

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$26,214	$17,862
Ratio of Expenses to Average Net Assets(2)	0.95%	0.95	%**
Ratio of Expenses to Average Net Assets (excluding waivers, expense reimbursements and fees paid indirectly)	1.94%	2.14	%**
Ratio of Net Investment Income to Average Net Assets	6.78%	6.05	%**
Portfolio Turnover Rate	151%	148	%***

*	Commenced operations on December 17, 2010.

**	Annualized.

***	Not Annualized.

†	Total return would have been lower had the Adviser not waived a portion of its fee and reimbursed other expenses. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share amounts for the period are based on average outstanding shares.

(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 45 funds. The financial statements herein are those of the Acadian Emerging Markets Portfolio, a non-diversified Portfolio and the Acadian Emerging Markets Debt Fund, a non-diversified fund (the “Funds”). The Acadian Emerging Markets Debt Fund commenced operations on December 17, 2010. The investment objective of the Acadian Emerging Markets Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers. The investment objective of the Acadian Emerging Markets Debt Fund is to generate a high total return through a combination of capital appreciation and income by investing primarily in debt securities of emerging country issuers. The financial statements of the remaining funds are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of investments, of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Acadian Emerging Markets Portfolio calculates their net asset values. The closing prices of such securities may no longer reflect their market value at the time the Acadian Emerging Markets Portfolio calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Acadian Emerging Markets Portfolio calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Acadian Emerging Markets Portfolio becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Acadian Emerging Markets Portfolio calculates net asset value, it may request that a Committee meeting be called. In addition, the Acadian Emerging Markets Portfolio’s Administrator monitors price movements among certain selected

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Acadian Emerging Markets Portfolio calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser for the Acadian Emerging Markets Portfolio that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

As of October 31, 2012, the total market value of securities in the Acadian Emerging Markets Portfolio, valued in accordance with fair value procedures, was $2 or 0.0% of net assets. None of the securities in the Acadian Emerging Markets Debt Fund were valued in accordance with fair value procedures.

The Funds use Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Funds’ Administrator and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Effective May 1, 2012, the Fund adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU 2011-04 had no impact on the Fund’s net assets.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

For the year/period ended October 31, 2012, there have been no significant changes to the Funds’ fair value methodologies.

For details of the investment classification, refer to the Schedules of Investments for the Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by U.S. federal tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year/period ended October 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments, which is also indicative of activity during the period.

Swap Contracts — The Funds are authorized to enter into various contracts, including total return swaps and equity swap contracts, for the purposes of capitalizing on valuation anomalies that exist in the market. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have increased

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the swap. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the swap. All of these components are reflected in the market value of the swaps.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have entered into.

Entering into swap contracts involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of October 31, 2012, the Acadian Emerging Markets Debt Fund entered into swap contracts as shown on the Schedules of Investments.

By using swap agreements, the Funds are exposed to additional risks concerning the counterparty. For example, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of October 31, 2012 the Funds’ swap agreements were with one counterparty.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income, if any, annually. Any net realized capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees for the Funds are as follows:

Redemption Fees (Unaudited)
	Year Ended October 31, 2012	Year/Period Ended October 31, 2011
Acadian Emerging Markets Portfolio	$200,048	$293,304
Acadian Emerging Markets Debt Fund	12,537	27,836

3. Credit Derivatives:

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. There were no recourse provisions with third parties to recover any amounts paid under the credit derivative. As of October 31, 2012 there was no collateral posted or held by the Fund.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Trust on behalf of a Fund and the counterparty.

4. Derivative Transactions:

The fair value of derivative instruments in the Acadian Emerging Markets Debt Fund as of October 31, 2012 was as follows:

	Asset Derivatives		Liability Derivatives
	Year ended October 31, 2012		Year ended October 31, 2012
Contract Type	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Emerging Markets Debt Fund
Interest rate contracts	Net unrealized appreciation on swap contracts	$17,684	Net unrealized depreciation on swap contracts	$(11,286)
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	451,784	Unrealized loss on forward foreign currency contracts	(222,129)
Credit contracts	Net unrealized appreciation on swap contracts	9,987	Unrealized appreciation on swap contracts	—

Total Derivatives not accounted for as hedging instruments		$479,455		$(233,415)

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2012 is as follows:

Amount of realized Gain or (Loss) on Derivatives Recognized:

Derivatives not accounted for as hedging instruments	Forward Foreign Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$—	$8,770	$8,770
Credit contracts	—	7,387	7,387
Foreign exchange contracts	(35,050)	—	(35,050)

Total	$(35,050)	$16,157	$(18,893)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized:

Derivatives not accounted for as hedging instruments	Forward Foreign Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$—	$6,398	$6,398
Foreign exchange contracts	469,939	—	469,939
Credit contracts	—	9,987	9,987

Total	$469,939	$16,385	$486,324

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement. If the Funds’ net assets were to decline below an agreed upon level, the Funds may be required to terminate the existing contracts at the existing fair value.

5. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the CCO as described below, for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administrative Services, Distribution Agreements, Shareholder Servicing, and Custodian Agreement:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one Fund, $250,000 for two Funds, $350,000 for three funds, plus $75,000 per additional fund, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Funds’ average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Funds that were serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this amount are paid by Acadian Asset Management Inc. (the “Adviser”), an affiliate of Old Mutual (US) Holdings, Inc. These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement.

For the year ended October 31, 2012, the Acadian Emerging Markets Portfolio and the Acadian Emerging Markets Debt Fund earned cash management credits of $266 and $2, respectively, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

Union Bank N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

7. Investment Advisory Agreement:

Under the terms of the investment advisory agreement for the Funds, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of the average daily net assets for each fund, as follows:

Emerging Markets Portfolio	1.00%
Emerging Markets Debt Fund	0.65%

The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Acadian Emerging Markets Portfolio’s total annual operating expenses from exceeding 2.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Acadian Emerging Markets Debt Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets.

8. Investment Transactions:

For the year ended October 31, 2012, the Acadian Emerging Markets Portfolio and the made purchases of $400,217,700 and sales of $521,229,058 of investment securities other than long-term U.S. Government and short-term securities. For the year ended October 31, 2012, the Acadian Emerging Markets Debt Fund made purchases of $34,891,784 and sales of $26,829,280 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities for either Fund.

9. Line of Credit:

The Funds entered into an agreement which enables them to participate in a $25 million unsecured committed revolving line of credit with Union Bank N.A., which is set to expire April 17, 2013. The proceeds from the borrowings shall be used to finance the Funds’ short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings at the current reference rate. Each Fund is individually and not jointly liable for its particular advances under the line of credit. For the year ended October 31, 2012, the Acadian Emerging Markets Portfolio had average borrowings of $5,679,159 over a period of 37 days at a weighted average interest rate of 3.25%. Interest accrued on the borrowings during the year was $15,209. For the period ended October 31, 2012, the Acadian Emerging Markets Debt Fund did not utilize a line of credit with Union Bank N.A. As of October 31, 2012, the Funds had no borrowings outstanding.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

10. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. These differences are due to foreign currency gains and losses, sale of passive foreign investment companies (PFIC), and redemptions in-kind. Permanent book and tax differences resulted in the following reclassifications:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-in Capital
Acadian Emerging Markets Portfolio	$72,438	$1,342,283	$(1,414,721)
Acadian Emerging Markets Debt Fund	(639,357)	639,357	—

These reclassifications had no impact on the net assets or net asset value of the Funds.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Acadian Emerging Markets Portfolio
2012	$16,794,112	$—	$16,794,112
2011	8,537,003	—	8,537,003
Acadian Emerging Markets Debt Fund
2012	$2,108,490	$—	$2,108,490
2011	—	—	—

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

As of October 31, 2012, the components of Distributable Earnings on a tax basis were as follows:

	Emerging Markets Portfolio	Emerging Markets Debt Fund
Undistributed Ordinary Income	$16,893,354	$627,490
Undistributed Long-Term Capital Gains	—	96,528
Capital Loss Carryforwards	(74,097,650)	—
Net Unrealized Appreciation	122,752,029	704,437
Other Temporary Differences	(7)	(1,041,995)

Total Distributable Earnings	$65,547,726	$386,460

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future capital gains. At October 31, 2012 the Funds had capital loss carryforwards for the Acadian Emerging Markets Portfolio.

	Expires 10/31/17	Total Capital Loss Carryforwards October 31, 2012
Acadian Emerging Markets Portfolio	$27,553,569	$27,553,569

During the year ended October 31, 2012 the Acadian Emerging Markets Portfolio did not utilized capital loss carryforwards to offset capital gains. The Acadian Emerging Markets Debt Fund had no capital loss carryforwards as of October 31, 2012.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Acadian Emerging Markets Portfolio	$32,528,274	$14,015,807	$46,544,081

For Federal income tax purposes, the cost of securities owned at October 31, 2012, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to the mark to market of passive foreign investment companies and wash sales which and cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2012, were as follows:

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
Acadian Emerging Markets Portfolio
$693,532,513	$181,787,041	$(56,317,500)	$125,469,541
Acadian Emerging Markets Debt Fund
$25,161,029	$917,828	$(433,437)	$484,391

11. Concentration of Risk:

When the Funds invest in foreign securities, they will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Funds to sell their securities and could impact their net asset value. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

Certain securities held by the Acadian Emerging Markets Debt Fund are valued on the basis of a price provided by a principal market maker. The prices provided by the

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

principal market makers are estimates that may differ from the value that would be realized if the securities were sold. As of October 31, 2012, the total value of these securities represented approximately 17.6% of the net assets of the Acadian Emerging Markets Debt Fund.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains realized and unrealized or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. The Funds may be subject to examination by foreign tax authorities on open tax years.

At October 31, 2012, the net assets of the Funds were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

12. Other:

As of October 31, 2012, 76% of the Acadian Emerging Markets Portfolio’s total shares outstanding were held by three record shareholders and 74% of the Acadian Emerging Markets Debt Fund’s total shares outstanding were held by three record shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

13. Loans of Fund Securities:

The Funds may lend fund securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It’s the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly,

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS
OCTOBER 31, 2012

and the borrower fails to return the securities. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

During the year and as of October 31, 2012, there were no securities on loan for either Fund.

14. In-Kind Redemptions:

Redemptions in-kind reflect the valuation of the underlying securities in accordance with the Funds’ valuation policy. The asset price used to effect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the year ended October 31, 2012, the Acadian Emerging Markets Portfolio realized losses from in-kind redemptions of $1,282,215. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares Redeemed	Value	Realized Gain/Loss
9/14/2012	821,527	$15,100,733	$472,459
9/21/2012	7,393,742	135,238,937	809,756

	8,215,269	$150,339,670	$1,282,215

15. Recent Accounting Pronouncement:

In December 2011, the FASB issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

16. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

Acadian Emerging Markets Portfolio

Acadian Emerging Markets Debt Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund (two of the portfolios constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Funds”) at October 31, 2012, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2012

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio. The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Funds and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your Funds’ costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Funds incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Funds, and the “Ending Account Value” number is derived from deducting that expense cost from the Funds’ gross investment return.

You can use this information, together with the actual amount you invested in the Funds, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Funds’ costs with those of other mutual funds. It assumes that the Funds had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Funds’ comparative cost by comparing the hypothetical result for your Funds in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Funds’ actual return — the account values shown do not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

	Beginning Account Value 05/01/12	Ending Account Value 10/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Acadian Emerging Markets Portfolio
Actual Fund Return	$1,000.00	$982.00	1.33%	$6.64
Hypothetical 5% Return	1,000.00	1,018.50	1.33	6.77
Acadian Emerging Markets Debt Fund
Actual Fund Return	$1,000.00	$1,059.00	0.95%	$4.93
Hypothetical 5% Return	1,000.00	1,020.42	0.95	4.84

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

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THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]

ROBERT NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 60 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-226-6161. The following chart lists Trustees and Officers as of October 31, 2012.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds . Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited . Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments).

BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003

BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.

JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.

GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS

MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.

MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

Other Directorships Held by Board Member/Trustee[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.

None.
4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)

RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.

DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.

KERI ROHN 32 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.

JOHN MUNCH 41 yrs.old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.
1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

Other Directorships Held by Officer

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE ACADIAN EMERGING MARKETS PORTFOLIO (THE “FUND”) (Unaudited)

Board Considerations in Re-Approving the Advisory Agreement.

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on May 15-16, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its history, assets under management, investment personnel and philosophy, business plan, execution quality, approach to risk management and use of derivatives. The Adviser’s representatives also reviewed the Funds’ portfolio characteristics, such as top ten holdings and portfolio composition with respect to country and sector weightings. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

Investment Performance of the Funds and the Adviser

The Board was provided with information regarding each of the Fund’s performance since the Advisory Agreement was last approved, as well as information regarding each Fund’s performance since its inception. The Board also compared each Fund’s performance to its respective benchmark index and other similar mutual funds over various periods of time. At the meeting, representatives from the Adviser provided information regarding and led a discussion of factors impacting the performance of the Funds over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The Board noted that the Acadian Emerging Market Debt Fund’s performance was comparable to that of its benchmark index and the Acadian Emerging Markets Portfolio generally outperformed its benchmark index over various periods of time. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fees payable by each Fund were reasonable, the Trustees reviewed a report of the advisory fees paid by the Funds to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and noted that each Fund’s total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fees were the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to either Fund.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)
	Long Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividend (4)	Short Term Capital Gain Dividends (5)	Foreign Tax Credit (6)
Acadian Emerging Markets Portfolio	0.00%	100.00%	100.00%	0.00%	98.88%	0.00%	0.00%	0.00%	17.35%
Acadian Emerging Markets Debt Fund	0.00%	100.00%	100.00%	0.00%	0.99%	0.00%	0.01%	100.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund – Acadian Emerging Markets Debt Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2012 amounting to $3,524,235 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 2012, which shareholders of this Portfolio will receive in late January, 2013. In addition, for the year ended October 31, 2012, gross foreign source income amounted to $35,055,617 for the Acadian Emerging Markets Portfolio.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2012. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

Acadian Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-AAM-6161

Adviser:

Acadian Asset Management LLC

260 Franklin Street

Boston, MA 02110

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Funds described.

ACA-AR-001-1100

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$250,692	$0	$0	$209,462	$0	$0
(b)	Audit-Related Fees	$12,000	$0	$0	$11,286	$0	$0
(c)	Tax Fees	$55,000	$0	$0	$56,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$406,500	N/A	N/A	$341,200	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$11,292	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$69,000	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2012	2011
Audit-Related Fees	5%	4%
Tax Fees	23%	20%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	3%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2012	2011
Audit-Related Fees	0%	N/A
Tax Fees	58%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $29,771,000 and $34,500,000 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

By (Signature and Title)*	/s/ MICHAEL LAWSON
Michael Lawson, Treasurer, Controller & CFO
Date: January 4, 2013

*	Print the name and title of each signing officer under his or her signature.